Summary Prospectus
June 1, 2022
Optimize AI Smart Sentiment Event-Driven ETF
smartsentimentetfs.com

Before you invest, you may want to review the Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated June 1, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at smartsentimentetfs.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Optimize AI Smart Sentiment Event-Driven ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.00%
(1) “Other Expenses” are estimated for the Fund’s current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$102	$318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies
The Fund is an actively-managed, exchange-traded fund (“ETF”) that pursues its investment objective by investing primarily in the equity securities of U.S. listed companies. The Fund will also invest in the securities of other investment companies, including other ETFs and mutual funds, that invest in equity securities. Under normal market conditions, the Fund’s portfolio will be composed of the equity securities of approximately 10 to 40 issuers. The Fund will typically trade portfolio securities before and after corporate events of U.S. listed companies. Types of corporate events may include earnings calls and similar announcements, other corporate events such as product announcements, mergers and acquisitions, regulatory events such as FDA announcements and industry and sector events that may have an impact on the value of the stock.

To construct the Fund’s portfolio, Optimize Advisors LLC (the “Adviser”), the Fund’s investment adviser, uses quantitative analytics that use the prices of the weekly and other options available on a security to assess the overall market’s expectations for the possible price movements of the underlying security. The Fund, however, will not invest in options and will only invest in equity securities and the securities of other investment companies.

The Fund’s investments in other investment companies will typically consist of broad-based equity index ETFs and sector ETFs to supplement the core portfolio of stock positions for purposes of risk mitigation and diversification, as well as to maintain a sufficient level of market exposure between earnings announcements. The Fund may also invest in ETFs before and after a large-scale macroeconomic market event if the investment is found to be attractive according to the Adviser's metrics.

While the Fund does not invest in options, the Adviser believes a market participant’s investment in an option contract is a real expression of that participant’s expectations for the underlying security. Accordingly, the Adviser uses the price quotes of the listed options markets, purely to derive stock and general market sentiment. The extraction of sentiment from options market prices is intended to provide a more accurate view of market sentiment (“Smart Sentiment”). The Adviser believes the use of options market prices to determine investor sentiment has advantages: it can capture the sentiment of institutional and retail investors who do not wish to publicly announce their sentiment, and it attributes lower value to sentiment publicly expressed by market actors who do not influence the options market and therefore might be assumed to be less influential generally.

The Adviser uses quantitative analytics that include artificial intelligence techniques to generate sentiment metrics from the listed options quotes. Smart Sentiment information is available only for future dates that correspond to options expiration dates because no options pricing is available between those dates. For those available dates, Smart Sentiment metrics can provide information about the probabilities the market is attributing to the stock or ETF reaching different price levels, as well as allow estimation of the market’s projections of the risk of holding the stock or ETF until those future dates. The Fund generally limits Smart Sentiment analysis to stocks with weekly options to potentially increase the available dates for analysis before and after upcoming events, and also because such stocks are typically actively traded and liquid.

The Adviser believes that Smart Sentiment provides good short-term investment guidance around events, and that trading before and after events tactically is a good way to enhance long term capital appreciation while reducing general market risk. Under stable market conditions, stocks experience their greatest price movements around events such as earnings calls.

The Fund may sell a security if its value becomes unattractive, such as when the Adviser’s quantitative investment process suggests the value of the security may deteriorate, or when other investment opportunities emerge that the Adviser believes may have more attractive risk-adjusted return potential.

The Smart Sentiment investment strategy employed by the Adviser with respect to the Fund typically results in high portfolio turnover. Accordingly, the Fund may experience increased transaction costs.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets are invested in a limited number of issuers of securities. The Adviser will engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.
Equity Risk. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.
Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Other Investment Companies Risk. The Fund may invest in shares of investment companies, including shares of ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
Event-Driven Strategies Risk. Event-driven investing requires the Adviser to make predictions about the likelihood that an event or transaction will occur and the impact such event or transaction will have on the value of a security. If the event or transaction fails to occur or it does not have the anticipated effect, losses can result.
Smart Sentiment Analytics Risk. Deriving sentiment from options quotes data involves addressing certain challenges:
•Poor quotes. Quotes data for stock options may not be precise and accurate, with wide bid-offer spreads, and incorrect or missing quotes data
•Options pricing uncertainty. Pricing of an option contract is affected by many imperfectly known parameters, such as security price (at moments the equity quote is wide), interest rates, dividends, and early assignment probability
•Contradictory pricing. In snapshot data, individual quotes from different options may be simultaneously making different assumptions about future prices, effectively contradicting each other in a single market snapshot
•Risk premia. Certain options may be over-priced because some market participants are compelled to buy insurance against unlikely events, but the extent of over-pricing is imprecisely known. Over-pricing occurs especially if the security has experienced recent sudden moves due to the need for at-risk investors to buy protection against additional losses, even if they don't believe further adverse moves are likely.
High Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Quantitative System Risk. The Fund’s trading strategies are dependent on the generation of Sentiment Metrics and other quantitative systems. The Fund’s Portfolio managers rely on the quantitative systems that generate Sentiment Metrics and other data in their decision making. These systems may have faults, defects or other anomalies that cause the generation of inaccurate information in future situations.
Historical Backtesting Risk. In the formulation of the Fund’s strategy, the Adviser has used and may continue to use historical data to simulate normal and stress conditions for the Fund to formulate and refine the strategy. Historical data frequently differs from future conditions and historical performance is not indicative of future performance.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
New Adviser Risk. The Adviser has not previously served as an adviser to a registered fund (including ETFs). As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective. Additionally, the Adviser’s investment strategy for the Fund is new and untested over a market cycle.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
Reliance on Technology Risk. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third-party hardware and software.

Future Competition Risk. Smart Sentiment is an emerging field that may attract other investors. It is possible that additional investors overcome the technical hurdles addressed by the Adviser’s quantitative systems. This may create increased competition, causing overcrowding that reduces the performance of the Fund, or generating pressure to enhance the underlying quantitative analytics for greater speed or accuracy, which may change the performance profile.
Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fund is non-diversified, its NAV and total returns may fluctuate or fall more than a diversified mutual fund. Gains or losses on a single stock may have a greater impact on the Fund.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines, restrictions on travel, or other restrictions imposed by state or federal regulatory authorities. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy AP transaction requests, and negatively affect the Fund’s performance.
Performance
Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at smartsentimentetfs.com or by calling the Fund toll-free at 1-800-617-0004.

Management

Investment Adviser

Optimize Advisors LLC is the Fund’s investment adviser.

Portfolio Managers

Mr. Michael Khouw, Chief Strategist and Chief Investment Officer of the Adviser, and Mr. Andrew DeFeo, Strategist and Head Trader of the Adviser, are each portfolio managers responsible for the day-to-day management of the Fund. Mr. Khouw and Mr. DeFeo have each managed the Fund since its inception in 2022.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at smartsentimentetfs.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.